FIRST FINANCIAL NORTHWEST

Welcome to the Seventh Annual Meeting of Shareholders

June 25, 2014

Gary F. Kohlwes, Chairman

NASDAQ GS: FFNW

Board of Directors

Name	Board Title	Business Title	Year Appointed to the Board
Gary F. Kohlwes, Ed. D.	Chairman Audit Committee Chair	Retired Superintendent Renton School District	1977
Robert L. Anderson	Director/Nominating and Corporate Governance Committee Chair	Former Senior Partner – Law Firm Anderson, Jackson, and Stephens	1980
Gary F. Faull	Director/Directors' Loan Committee Chair	Attorney Gary F. Faull Law Offices	1999
Richard P. Jacobson	Director	EVP, CFO and COO FFNW/FSBNW	2013
Joseph W. Kiley III	Director	President and CEO FFNW/FSBNW	2012
Joann E. Lee, CPA	Director/ Compensation Committee Chair	Principal Joann Lee and Associates, CPAs	2005
Kevin D. Padrick	Director/Investment and ALCO Chair	Sr. Principal /Co-Founder Obsidian Financial Group, LLC	2013
Daniel L. Stevens	Director/Internal Asset Review Chair	Former Chairman Home Federal Bank	2011

Robert L. Anderson

Director/Nominating and Corporate Governance Committee Chair

Serving since 1980

Retiring at the end of June 2014



Thank you for your 34 years of service!





River Run
Warm Spring
Seattle Ridge
Baldy Bowls
BOWLS



Enjoy your retirement and time with your family

Senior Management Team

Name	Title	Years with FSBNW	Years in Industry
Joseph W. Kiley III	President, Chief Executive Officer	2	26
Richard P. Jacobson	EVP, Chief Financial Officer and Chief Operating Officer	1	25
Herman L. Robinson	SVP, Chief Credit Officer (FSBNW)	4	46
Simon Soh	SVP, Chief Lending Officer (FSBNW)	4	24
Ronnie Clariza	SVP, Chief Risk Management Officer	10	12

FIRST FINANCIAL NORTHWEST

Welcome to the Seventh Annual Meeting of Shareholders

June 25, 2014

Gary F. Kohlwes, Chairman

NASDAQ GS: FFNW

Forward Looking Statement

This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not historical facts but instead represent management's current expectations and forecasts regarding future events many of which are inherently uncertain and outside of our control. Actual results may differ, possibly materially from those currently expected or projected in these forward-looking statements. Factors that could cause our actual results to differ materially from those described in the forward-looking statements can be found in First Financial Northwest's latest Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission which are available on the investor relations portion of our website at www.fsbnw.com and on the SEC's website at www.sec.gov. First Financial Northwest does not undertake any obligation to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the date of the forward-looking statements.

Agenda

- Corporate Overview
- 2013 and Q1 2014 Results
- Asset Quality
- Recent Recognition
- Regulatory Relations
- Banking Sector Outlook
- Q1 2014 Summary and Focus

Corporate Overview

Holding Company:

First Financial Northwest, Inc.

- IPO October 2007
- NASDAQ Global Select Market: FFNW
- **All time high stock price $11.95 – 10/11/07**
- All time low stock price $3.25 – 11/30/10
- Current stock price $10.97 – 6/20/14

Community Bank:

First Savings Bank Northwest

- Organized in 1923 as a state savings and loan association
- Single branch office
  - Once thought to be a negative, now some view as a positive
- Converted to a Washington state chartered mutual savings bank in 1992
- Formed Mutual Holding Company in 2002

Subsidiary:

First Financial Diversified Corporation

- Organized in 1980 – ceased active operations in 2013
- Residual loan portfolio

Market Area:

Headquartered in Renton, Washington

- Primarily serving customers along the I-5 corridor in Western Washington, with a primary focus in King county

2013 and Q1 2014 Results

First Financial Northwest Snapshot

	End of Period		
	12/31/12	12/31/13	Q1 2014
Assets:	$942.7 million	$921.0 million	$901.5 million
Loans Receivable, Net:	$650.5 million	$663.1 million	$671.8 million
Deposits:	$665.8 million	$612.1 million	$587.0 million
Borrowings	$83.1 million	$119.0 million	$119.0 million
Stockholders' Equity:	$187.1 million	$184.4 million	$187.8 million
Shares Outstanding:	18.8 million	16.4 million	16.5 million
Book Value Per Share:	$9.95	$11.25	$11.42
Capital Ratios: Bank only	T1L 15.79% T1 RB 26.11% Total RB 27.37%	T1L 18.60% T1 RB 27.18% Total RB 28.44%	T1L 18.61% T1 RB 26.98% Total RB 28.24%

Income Statement Summary

(Dollars in thousands except share data)

	2012	2013	Q1 2014
Interest Income:	$41,466	$38,539	$9,652
Interest Expense:	$12,246	$7,526	$1,598
Net Interest Income:	$29,220	$31,013	$8,054
Provision (benefit):	$3,050	$(100)	$(500)
Noninterest Income:	$836	$751	$68
Noninterest Expense:	$25,292	$20,942	$4,524
Taxes	($999)	($13,543)	$1,453
Net Income:	$2,713	$24,465	$2,645
Earnings Per Share (basic):	$0.15	$1.47	$0.17

FFNW
Stock Price
Jan 2013 – Jun 2014*


$12.00
$11.00
$10.00
$9.00
$8.00
$7.00
$6.00
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
* 6/20
$8.11
$7.93
$7.81
$8.10
$9.94
$10.31
$10.66
$10.65
$10.43
$10.84
$10.72
$10.37
$10.34
$10.34
$10.15
$10.20
$11.04
$10.97
1.55%
1.53%
1.54%
1.97%
1.82%
closing Price on Last Business Day of the month
Dividend Yield
Jan-13
Feb-13
Mar-13
Apr-13
May-13
Jun-13
Jul-13
Aug-13
Sep-13
Oct-13
Nov-13
Dec-13
Jan-14
Feb-14
Mar-14
Apr-14
May-14
Jun-14

Net Int. Income & Net Int. Margin



$8,200
$8,000
$7,800
$7,600
$7,400
$7,200
$7,000
$6,800
$6,600
$6,400
Thousands
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
3.09%
3.51%
3.71%
3.71%
3.82%
3.78%
$7,038
$7,389
$7,805
$7,745
$8,074
$8,054
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014
NII
NIM

Efficiency Ratio



90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
79%
78%
67%
69%
52%
56%
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014

Total Loan Portfolio

(End of Period)



Q1 2013
$663.4
$14.0
2%
$13.2
2%
$226.6
34%
$300.9
45%
$108.8
17%
Q4 2013
$678.7
$23.1
3%
$10.3
2%
$247.4
37%
$280.7
41%
$117.2
17%
Q1 2014
$686.6
$23.1
3%
$9.2
1%
$253.4
37%
$279.2
41%
$121.6
18%
RESIDENTIAL
MULTIFAMILY
COMMERCIAL
CONST/LD
BUSINESS & CONSUMER

NASDAQ GS: FFNW

In millions

FIRST FINANCIAL NORTHWEST

Deposits
(End of Period)



Q1 2013
$23.6
3%
$173.2
27%
$453.4
70%
Q4 2013
$36.1
6%
$165.6
27%
$410.4
67%
Q1 2014
$30.0
5%
$159.0
27%
$398.0
68%
Checking & NOW Accts
Savings & Money Market Accts
CDs

In millions. Excludes bank-owned deposits

Provision for Loan Losses, Net Income and Stockholders' Equity



Thousands
$250,000
$200,000
$150,000
$100,000
$50,000
$-
$(50,000)
$(100,000)
2009
2010
2011
2012
2013
Q1 2014
$51,300
$(40,708)
$228,517
$53,100
$(54,136)
$174,478
$4,700
$4,242
$181,320
$3,050
$2,713
$187,117
$(100)
$24,465
$184,355
$(500)
$2,645
$187,828
Provision for Loan Losses (Recapture)
Net Income (Loss)
Stockholders' Equity

Asset Quality

Nonperforming Loans and Assets as Percent of Total Loans and Assets

(End of Period)



12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
11.23%
10.08%
7.14%
7.79%
3.28%
4.69%
3.42%
4.25%
0.59%
1.68%
0.37%
1.57%
2009
2010
2011
2012
2013
Q1 2014
Nonperforming loans as a percent of total loans
Nonperforming assets as a percent of total assets

Nonperforming Assets (NPAs)

Nonperforming Loans + OREO = NPAs
(End of Period)



Thousands
$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$-
$132,538
$11,835
$120,703
$93,038
$30,102
$62,936
$49,736
$26,044
$23,692
$40,106
$17,347
$22,759
$15,460
$11,465
$3,995
$14,143
$11,609
$2,534
Q4 2009
Q4 2010
Q4 2011
Q4 2012
Q4 2013
Q1 2014
Nonperforming Loans
OREO
Nonperforming Assets

Delinquent Loans

(End of Period)
FSBNW Only



$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$-
Thousands
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
$129,514
$120,375
12.20%
7.78%
$67,524
$62,836
4.16%
3.85%
$29,537
$23,621
$22,747
$25,270
$9,139
$4,688
$5,916
$2,523
$1,341
$3,849
0.77%
$5,190
$2,390
0.52%
$1,119
$3,509
*Q4 2013 FDIC delinquent & nonaccrual loans to total loans (WA median %) 1.73%
*Q1 2014 FDIC delinquent & nonaccrual loans to total loans (WA median %) 1.83%
Q4 2009
Q4 2010
Q4 2011
Q4 2012
Q4 2013
Q1 2014
Deliquent Loans, 30 to 89 days
Nonaccural
Total Delinquent, 30 to 89 days and Nonaccural
Delinquent and Nonaccrual Loans to Total Loans

NASDAQ GS: FFNW

*Source – FDIC State Profile Washington, First Quarter 2014

FIRST FINANCIAL NORTHWEST

Recent Recognition

Seattle Times – Top Northwest Companies 2013

▲ RANK	COMPANY		ROIC	MARKET CAP	FREE CASH FLOW	SALES	PROFITS	PROFIT/ LOSS %	ROA	EMPLOYEES	P-E (YOY)	STOCK PRICE
20 ▲	TrueBlue (TBI)		10.3%	$1.1 B	$73.1 M	$1.7 B	$44.9 M	34.0%	6.8%	3,200	22.4	
21 ▲	Precision Castparts (PCP)		10.1%	$39.1 B	$1.1 B	$8.4 B	$1.4 B	17.0%	10.4%	28,500	23.4	
22 ▲	Flir Systems (FLIR)		10.6%	$4.2 B	$302.9 M	$1.5 B	$177.0 M	-20.0%	7.8%	2,839	22	
23 ▲	FEI (FEIC)		13.3%	$3.8 B	$175.5 M	$927.5 M	$126.7 M	10.0%	9.5%	2,611	29.5	
24 ▲	Sterling Financial (STSA)	$	3.1%	$2.1 B	$393.4 M	$519.6 M	$93.6 M	-76.0%	1.0%	2,547	21.6	
25 ▲	First Financial (FFNW)	$	9.0%	$170.0 M	$15.5 M	$39.3 M	$24.5 M	802.0%	2.6%	93	7	
26 ▼	Onvia (ONVI)		12.0%	$36.0 M	$2.2 M	$22.0 M	-$0.6 M	NM	-2.6%	130	-82.7	
27 –	Intermountain Community Bancorp (IMCB)	$	10.4%	$102.0 M	$19.2 M	$43.9 M	$11.8 M	212.0%	1.2%	271	10.2	
28 –	FS Bancorp (FSBW)	$	8.6%	$56.0 M	$4.0 M	$30.6 M	$3.9 M	-26.0%	1.0%	160	13.2	
29 ▲	Nordstrom (JWN)		22.9%	$11.8 B	$597.0 M	$12.1 B	$735.0 M	8.0%	8.9%	62,500	16.6	
30 ▼	Expeditors International (EXPD)		14.6%	$9.0 B	$354.1 M	$6.1 B	$348.5 M	5.0%	11.7%	13,910	26.2	

**Source – Seattle Times, June 15, 2014*

Seattle Times
Best of the Northwest - Top Companies 2013
#1 Profit Growth (in millions)

10 Biggest Gainers		FY 2013	FY 2012	% Change
1.	First Financial Northwest Inc.	$24.5	$2.7	802%
2.	Key Technology	4.0	.04	793
3.	Cascade Bancorp	50.8	6.0	754
4.	Intermountain Comm. Bancorp	11.8	3.8	211
5.	Nautilus	48.0	16.9	184
6.	Cascade Microtech	13.4	6.1	120
7.	Clearwater Paper	107.0	64.1	67
8.	Potlatch	70.6	42.6	66
9.	Mentor Graphics	138.7	83.9	65
10.	StanCorp Financial	228.5	138.5	65

**Source – Seattle Times, June 15, 2014*

Seattle Times

Best of the Northwest - Top Companies 2013

#2 Profit Margin

	Top 10 Companies	FY 2013 Profit Margin (%)	
1.	Cascade Bancorp	81.1	
2.	First Financial Northwest Inc.	77.0	
3.	Washington Federal	37.7	
4.	Intermountain Comm. Bancorp	29.2	
5.	Microsoft	28.1	
6.	Banner	22.5	
7.	Pacific Continental	22.2	
8.	Nautilus	21.9	
9.	Sterling Financial	20.1	
10.	Columbia Banking	18.9	

**Source – Seattle Times, June 15, 2014*

The Bank Director Nifty 50

The top ranked banks in capital adjusted profitability - Q1 2014

Institution Name	Ticker	State	Total Assets ($000) 2013Q2	Industry Type	Core ROTCE (%)	ROE Rank	Average TCE/TA	TCE/TA Rank (%)
47. Trustmark Corp.	TRMK	MS	11,863,312	Bank	12.63	96	9.44	177
48. First Financial Northwest Inc.	FFNW	WA	902,215	Thrift	6.01	263	18.72	12
49. ViewPoint Financial Group Inc.	VPFG	TX	3,594,484	Bank	7.36	229	13.48	47

**Source – Bank Director Magazine, Vol. 24, #1*

LARGEST PUBLIC COMPANIES

BUSINESS JOURNAL

Headquartered in WA, Ranked by Revenue 2013

	Name / Prior / URL	Address	millions	in millions	Employees	in millions	millions	Description of company	executive	Compensation	estd.	symbol
46	Washington Banking Co. www.wibank.com	450 S.W. Bayshore Drive, Oak Harbor, WA 98277 360-679-3121	$97.70	$14.49 $16.84 $15.95	464	$1,683.98	NA	Registered bank holding company whose wholly owned subsidiary is Whidbey Island Bank	Bryan McDonald	NA	1996	WBCO
47	Bsquare Corp. www.bsquare.com	110 110th Ave. N.E., Suite 200 Bellevue, WA 98004 425-519-5900	$92.11	$-5.26 $.92 $--.46	187	$44.64	$35.78	Provides software and engineering services to smart devices marketplace	Jerry Chase	$185,506	1994	BSQR
48	Heritage Financial Corp.[5] www.heritagebankwa.com	201 Fifth Ave. S.W., Olympia, WA 98501 360-943-1500	$81.08	$9.58 $13.26 $6.52	358	$1,659.03	$253.07	Holding company for Heritage Bank, commercial banking and financial services in Washington	Brian L. Vance	$813,081	1997	HFWA
49	Pope Resources LP www.poperesources.com	19245 10th Ave. N.E., Poulsbo, WA 98370 360-697-6626	$70.69	$13.13 $-4.71 $8.75	53	$310.91	$302.50	Owner and manager of more than 115,000 acres of commercial timberland, and development property	Thomas Ringo	NA	1985	POPE
50	Ambassadors Group Inc. www.ambassadorsgroup.com	Dwight D. Eisenhower Building, 2001 S. Flint Road Spokane, WA 99224 509-568-7800	$51.19	$-7.07 $1.74 $2.96	219	$88.36	$60.65	Organizes and promotes international and domestic education travel and sports programs for youth, athletes and professionals	Anthony F. Dombrowik	$487,942	1967	EPAX
51	Riverview Bancorp Inc. www.riverviewbank.com	900 Washington, Suite 900 Vancouver, WA 98660 360-693-6650	$41.81	$2.63 $-31.66 $4.32	238	$777.00	$84.27	Holding company for Riverview Savings Bank	Patrick Sheaffer	$275,718	1923	RVSB
52	Timberland Bancorp Inc. www.timberlandbank.com	624 Simpson Ave., Hoquiam, WA 98550 360-533-4747	$40.50	$4.76 $4.59 $1.09	243	$745.65	$73.15	Washington chartered bank	Michael R. Sand	$279,125	1915	TSBK
53	First Financial Northwest Inc. www.fsbnw.com	201 Wells Ave. S., Renton, WA 98057 425-255-4400	$39.29	$24.46 $2.71 $4.24	93	$920.97	$160.56	Savings and loan holding company	Joseph W. Kiley III	$980,342	1923	FFNW
54	Cell Therapeutics Inc. www.celltherapeutics.com	3101 Western Ave., Seattle, WA 98121 206-282-7100	$34.68	$-42.74 $-101.37 $-62.36	111	$93.72	$407.94	Involved with discovery, development and commercialization of small-molecule drugs	Dr. James Bianco	$3,927,647	1991	CTIC
55	NanoString Technologies Inc. www.nanostring.com	530 Fairview Ave. N., Suite 2000 Seattle, WA 98109 206-378-6266	$31.40	$-29.28 $-17.70 $-10.93	174	$64.37	$257.42	Develops, manufactures and sells life science tools for translational research and molecular diagnostic products	R. Bradley Gray	$865,200	2003	NSTG
56	OncoGenex Pharmaceuticals Inc. www.oncogenex.com	1522 217th Place S.E., Suite 100 Bothell, WA 98021 425-686-1500	$29.88	$-31.85 $-21.10 $-14.67	37	$55.69	$56.38	Biopharmaceutical company that engages in, develops and commercializes therapies for treatment of cancer	Scott Daniel Cormack	$1,588,613	1991	OGXI

NASDAQ GS: FFNW

*Source – PS Business Journal, 6/13/14

FIRST FINANCIAL NORTHWEST

PUGET SOUND **Business Journal**

Business Leaders Get It.

#4 in WA overall profit growth

These companies on the Largest Public Companies list showed the biggest percentage increases in net income between 2011 and 2013

	COMPANY	% INCREASE IN NET INCOME 2011 - 2013
1.	Nautilus Inc.	3276.76
2.	Banner Corp.	752.56
3.	Flow International Corp.	554.55
4.	First Financial Northwest Inc.	476.89
5.	Timberland Bancorp Inc.	336.70
6.	Clearwater Paper Corp.	169.62
7.	Sound Financial Bancorp Inc.	154.19
8.	Sterling Financial Corp.	139.30
9.	Cray Inc.	124.84
10.	Key Tronic Corp.	119.16

Source – PS Business Journal, 6/13/14

2014 Q1 WA Financial Performance Report

Summary of financial performance for banks and thrifts headquartered in Washington as of 2014 Q1

Name	City	ROAA	ROAE	Net Income ($000s)	PTPP ROAA
		Profitability & Returns (LTM)			
Above 1.00% ROAA Banks					
First Financial Northwest, Inc.	Renton	2.84%	13.7%	25,554	1.43%
Riverview Bancorp, Inc.	Vancouver	2.46%	23.5%	19,423	0.09%
Foundation Bank	Bellevue	1.84%	17.5%	6,509	0.99%
UniBank	Lynnwood	1.46%	10.1%	3,174	2.32%
Fife Commercial Bank (S)	Fife	1.37%	11.1%	1,160	2.19%
Cashmere Valley Bank	Cashmere	1.17%	11.9%	14,717	1.60%
Washington Federal, Inc.	Seattle	1.17%	8.2%	159,138	1.75%
Baker Boyer Bancorp	Walla Walla	1.07%	12.5%	5,874	1.45%
Banner Corporation	Walla Walla	1.06%	8.4%	45,543	1.57%

Source = D A Davidson Q1 2014 Financial Report

Regulatory Relations

Regulatory Relations

- **Enforcement Actions – Timeline:**
  - April 2010
    - Memorandum of Understanding (MOU) between FFNW (Company) and FRB
  - September 2010
    - Consent Order between FSBNW (Bank) and FDIC/DFI
  - March 2012
    - FSBNW Consent Order replaced by MOU

Regulatory Relations

- The following key areas have been successfully addressed, culminating in the termination of all enforcement actions in April 2013:
  - ☑ Management
  - ☑ Board of Director oversight / participation
  - ☑ Strategic plan development
  - ☑ Asset quality
  - ☑ Credit administration
  - ☑ Enhanced operating policies (lending, ALLL, interest rate risk, liquidity / funds management, and affiliate transactions)
- As a result, the below constraints were also lifted:
  - ☑ Dividend restrictions
  - ☑ Brokered deposits and deposit rate restrictions
- Management continues to maintain a transparent, proactive and positive working relationship with regulators

Banking Sector Outlook

Setting the Stage: Landscape of U.S. Banking Industry

$14.7 Trillion in Assets (6,812 FDIC-Insured Institutions)



The number of U.S. banks in existence has declined by more than half over the past 20 years or so and despite the recent slowdown in M&A, we believe the secular trend of consolidation will continue (15,518 FDIC insured institutions in 1990)
$8.00
$7.00
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$-
Trillions ($)
$6.10
JPM $1.95
BAC $1.43
C $1.37
WFC $1.35
$5.79
103 Institutions
$1.47
559 Institutions
$0.47
678 Institutions
$0.90
5,468 Institutions
90% of reporting institutions in the U.S. have less than $1.0BN in assets, 80% less than $500 million in assets
Top 4
>$10 Billion
$1 - $10 Billion
$500 Million - $ 1 Billion
$ < 500 Million

Source: FDIC 2013Q4

sterne agee

The "New Normal" Operating Environment

Regulatory & Economic Factors Impacting the Banking Industry	
Low Growth	• Economic growth below long-term GDP trend • Weak loan demand
Higher Costs	• Federal Interest Rate Policy (IRR) • Impact of CFPB and Dodd-Frank • Increased regulatory costs • Technology – Keeping up with the "big boys" / Fending off cyber criminals
Credit	• Decrease in credit costs/ reserve releases • NPAs still elevated at community banks relative to historical levels • Proposed current expected credit loss reserve methodology
Capital	• Higher capital ratios (8%/10%/12%) • Basel III • Tier 1 Common ratio • Capital conservation buffer

	FFNW 2014 Q1	Pre-Crisis Median [1]	2014Q1 Median [2]
Asset Growth	0.5%	8.4%	4.8%
Net Interest Margin	3.76%	3.82%	3.56%
Noninterest Expense/Revenue	46.5%	63.1%	67.9%
ROAA	1.16%	1.07%	0.87%
ROAE	5.67%	11.16%	8.15%
NPAs/ Assets	1.57%	0.34%	1.27%
Reserves/NPAs	477.23%	195%	74%
Tg. Common Equity / Tg. Assets	20.84%	7.37%	9.07%
Tier 1 Ratio	18.61%	11.7%	14.0%
Price/Tangible Book	91.2%	245%	148%
Price/Est. Earnings	15.3x	15.7x	15.0x

Source: SNL Financial

(1) Based on public banks and thrifts $1.0 - $10.0Bn in Assets as of 2006 calendar year-end

(2) Based on public banks and thrifts $1.0 - $10.0Bn in Assets as of MRQ

sterne agee

The Value of Scale – So Where's the Sweet Spot?

Asset Size Stratification – Pricing Ratios



Core ROAA
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
0.62%
0.85%
1.00%
0.95%
1.03%
1.16%
<$1BN
$1BN - $5BN
$5BN - $10BN
$10BN - $50BN
>$50BN
FFNW - Q1 2014



ROATCE
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
6.06%
9.42%
12.42%
11.11%
12.09%
5.67%
<$1BN
$1BN - $5BN
$5BN - $10BN
$10BN - $50BN
>$50BN
FFNW - Q1 2014

NASDAQ GS: FFNW

Source: SNL Financial

(1) Based on public banks and thrifts $1.0 - $10.0Bn in Assets as of 2006 calendar year-end

(2) Based on public banks and thrifts $1.0 - $10.0Bn in Assets as of MRQ

FIRST FINANCIAL NORTHWEST

The Value of Scale – So Where's the Sweet Spot?

Asset Size Stratification – Pricing Ratios



Net Interest Margin
3.80%
3.60%
3.40%
3.20%
3.00%
2.80%
2.60%
2.40%
2.20%
2.00%
3.63%
3.52%
3.66%
3.36%
3.21%
3.78%
<$1BN
$1BN - $5BN
$5BN - $10BN
$10BN - $50BN
>$50BN
FFNW - Q1 2014



Efficiency Ratio
80.0%
70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
76.1%
67.4%
63.4%
61.6%
63.6%
55.7%
<$1BN
$1BN - $5BN
$5BN - $10BN
$10BN - $50BN
>$50BN
FFNW - Q1 2014

STERNE, AGEE & LEACH, INC.

NASDAQ GS: FFNW

Source: SNL Financial

(1) Based on public banks and thrifts $1.0 - $10.0Bn in Assets as of 2006 calendar year-end

(2) Based on public banks and thrifts $1.0 - $10.0Bn in Assets as of MRQ

FIRST FINANCIAL NORTHWEST

The Value of Scale – So Where's the Sweet Spot?

Asset Size Stratification – Pricing Ratios



Price / 2015 Est. Earnings
16.0
14.0
12.0
10.0
8.0
6.0
4.0
2.0
0.0
11.4x
12.7x
13.2x
13.9x
11.6x
15.3x
<$1BN
$1BN - $5BN
$5BN - $10BN
$10BN - $50BN
>$50BN
* FFNW - Q1 2014 annualized



Price / Tangible Book Value
200.0%
180.0%
160.0%
140.0%
120.0%
100.0%
80.0%
60.0%
40.0%
20.0%
0.0%
97.4%
135.6%
176.6%
171.1%
140.8%
91.2%
<$1BN
$1BN - $5BN
$5BN - $10BN
$10BN - $50BN
>$50BN
FFNW - Q1 2014

STERNE, AGEE & LEACH, INC.

NASDAQ GS: FFNW

Source: SNL Financial

(1) Based on public banks and thrifts $1.0 - $10.0Bn in Assets as of 2006 calendar year-end

(2) Based on public banks and thrifts $1.0 - $10.0Bn in Assets as of MRQ

FIRST FINANCIAL NORTHWEST

The Value of Scale – So Where's the Sweet Spot?

Asset Size Stratification – Pricing Ratios


Dividend Yield
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
0.61%
1.84%
2.34%
2.07%
2.09%
1.92%
<$1BN
$1BN - $5BN
$5BN - $10BN
$10BN - $50BN
>$50BN
FFNW - Q1 2014 annualized


LQA Dividend Payout Ratio
40.0%
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
0.0%
27.8%
35.2%
33.5%
24.2%
29.4%
<$1BN
$1BN - $5BN
$5BN - $10BN
$10BN - $50BN
>$50BN
FFNW

NASDAQ GS: FFNW

Source: SNL Financial
(1) Based on public banks and thrifts $1.0 - $10.0Bn in Assets as of 2006 calendar year-end
(2) Based on public banks and thrifts $1.0 - $10.0Bn in Assets as of MRQ

FIRST FINANCIAL NORTHWEST

Q1 2014 Summary and Focus

Summary Q1 2014

- Net income of $3.0 million
- Nonperforming assets decreased to approximately $14 million from approximately $15 million for Q4 2013, which surpassed the 2013 goal to have nonperforming assets below $30 million
- Net interest margin decreased 4 basis points to 3.78%, from 3.82% Q4 2013
- The Bank's Tier 1 Leverage and Total Risk-Based capital ratios moved positively to 18.61% and 28.24%, respectively

2014 Focus

- Continue success in reducing nonperforming assets
- "Right size" capital through share repurchases, cash dividends and other potential alternatives
- Core Processor / Technology
- Develop and implement a strategic plan with key objectives to:
  - Improve deposit mix and reduce funding costs
  - Diversify loan portfolio
  - Improve interest rate risk profile
- Status of Q2 2014 stock buyback
  - 992k of 1,639k

Thank you!